UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):     April 30, 2021

Cogent Communications Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-51829	46-5706863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2450 N St NW, Washington, D.C.	20037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     202-295-4200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	CCOI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.  Regulation FD Disclosure.

On April 30, 2021, Cogent Communications Holdings, Inc. (the “Company”) announced that Cogent Communications Group, Inc. (“Cogent”), a wholly owned subsidiary of the Company, has priced its offering of $500.0 million aggregate principal amount of  3.500% senior secured notes due 2026 (the “Notes”) for issuance in a private placement not registered under the Securities Act of 1933, as amended (the “Securities Act”). The Notes are being offered and sold only to persons reasonably believed to be qualified institutional buyers in an unregistered offering pursuant to Rule 144A under the Act and to certain non-U.S. persons in transactions outside the United States in compliance with Regulation S under the Securities Act. The Notes will be guaranteed on a senior secured basis by Cogent’s material domestic subsidiaries and on a senior unsecured basis by the Company.

The offering is expected to close on May 7, 2021, subject to customary closing conditions. Prior to the consummation of the offering of the Notes, Cogent expects to redeem $45.0 million aggregate principal amount of its 5.375% Senior Secured Notes due 2022 (the “Existing Secured Notes”), following which $284.1 million of the Existing Secured Notes will remain outstanding. Cogent expects to use the net proceeds from the offering of the Notes to redeem all of the remaining $284.1 million aggregate principal amount of Existing Secured Notes. In connection with the redemption of the remaining aggregate principal amount of Existing Secured Notes, Cogent expects to issue a conditional notice of full redemption to holders of $284.1 million aggregate principal amount of the Existing Secured Notes, specifying December 1, 2021 as the redemption date. On the issue date of the Notes, Cogent intends to satisfy and discharge its obligations under the Existing Secured Notes by depositing with the trustee for the Existing Secured Notes sufficient funds to pay the principal of, and accrued and unpaid interest on, the Existing Secured Notes. Cogent expects to use any remaining net proceeds for general corporate purposes and/or to make special or recurring dividends to the Company. There can be no assurance that the issuance and sale of the Notes will be consummated or that any of the Existing Secured Notes will be redeemed.

The information in this Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any of the Notes. The offering is not being made to any person in any jurisdiction in which the offer, solicitation or sale is unlawful. The Notes have not been and will not be registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This does not constitute a notice of redemption of the Existing Secured Notes or an offer to tender for, or purchase, any Existing Secured Notes or any other security.

The information contained in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

Except for historical information and discussion contained herein, statements contained in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to statements identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “projects” and similar expressions. The statements in this Current Report are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Numerous factors could cause or contribute to such differences, including, among others, risks related to the offering of the Notes, including that such transactions may not occur; the impact of the COVID-19 pandemic and the related government policies; future economic instability in the global economy or a contraction of the capital markets which could affect spending on Internet services and our ability to engage in financing activities; the impact of changing foreign exchange rates (in particular the Euro to U.S. dollar and Canadian dollar to U.S. dollar exchange rates) on the translation of our non-USD denominated revenues, expenses, assets and liabilities; legal and operational difficulties in new markets; the imposition of a requirement that we contribute to the U.S. Universal Service Fund on the basis of our Internet revenue; changes in government policy and/or regulation, including net neutrality rules by the United States Federal Communications Commission and in the area of data protection; increasing competition leading to lower prices for our services; our ability to attract new customers and to increase and maintain the volume of traffic on our network; the ability to maintain our Internet peering arrangements on favorable terms; our reliance on an equipment vendor, Cisco Systems Inc., and the potential for hardware or software problems associated with such equipment; the dependence of our network on the quality and dependability of third-party fiber providers; our ability to retain certain customers that comprise a significant portion of our revenue base; the management of network failures and/or disruptions; and outcomes in litigation; as well as other risks discussed from time to time in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021. The Company undertakes no duty to update any forward-looking statement or any information contained in this Current Report or in other public disclosures at any time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 30, 2021

Cogent Communications Holdings, Inc.

By:	/s/ David Schaeffer
	Name:	David Schaeffer
	Title:	President and Chief Executive Officer